UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 16, 2005

                              Avid Technology, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                         0-21174                04-2977748
--------------------------------------------------------------------------------
  (State or Other Juris-                (Commission             (IRS Employer
 diction of Incorporation               File Number)         Identification No.)


              Avid Technology Park
                 One Park West
                 Tewksbury, MA                                01876
--------------------------------------------------------------------------------
    (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (978) 640-6789


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

        On November 16, 2005, Avid Technology, Inc.'s Board of Directors formed an ad hoc Strategy Committee (the "Committee"), which is intended to inform and advise the Board of Directors on the issues of technology and marketing as they relate to the Company's development and implementation of strategy.

        The Board appointed George H. Billings, Elizabeth M. Daley,
John V. Guttag and Youngme E. Moon to serve as the initial members of the Committee. Mr. Billings and Ms. Moon were selected by the Committee as its co-chairs.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     AVID TECHNOLOGY, INC.

Date:  November 30, 2005             By:  /s/ Carol E. Kazmer
                                          ----------------------------------
                                          Carol E. Kazmer
                                          Vice President and General Counsel